Execution Version

AMENDMENT NO. 2 TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT
This AMENDMENT NO. 2 TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT, dated as of December 13, 2018 (this “Amendment”), is among FOUR CORNERS OPERATING PARTNERSHIP, LP, a Delaware limited partnership, as borrower (the “Borrower”), the Guarantors party hereto, the Lenders party hereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”) and JPMORGAN CHASE BANK, N.A. and MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as Joint Lead Arrangers. Reference is made to the Amended and Restated Revolving Credit and Term Loan Agreement, dated as of October 2, 2017 (as amended by Amendment No. 1 to Amended and Restated Revolving Credit and Term Loan Agreement dated as of January 30, 2018, and as further amended, modified, restated and supplemented from time to time, the “Credit Agreement”), among the Borrower, Four Corners Property Trust, Inc., a Maryland corporation, the Lenders referenced therein and the Administrative Agent. Capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement, as amended hereby.
RECITALS
WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend certain provisions of the Credit Agreement to, among other things, extend the maturity on a portion of the existing Term Loans; and
WHEREAS, the Administrative Agent and the Lenders party hereto are willing to do so on the terms and conditions hereof.
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
SECTION 1.AMENDMENTS TO THE CREDIT AGREEMENT. As of the date hereof, the Credit Agreement is amended as follows:
(i)    Each of the following definitions in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“‘Applicable Rate’ means, for any day, with respect to any ABR Loan or Eurodollar Loan, the applicable rate per annum determined as set forth below.
(a)    From and after the Second Amendment Effective Date and until the Debt Rating Pricing Election Date, the Applicable Rates shall be determined as follows:
(i)    for Term Loans and Revolving Loans, the “Eurodollar - Applicable Rate” shall be determined by the range into which the Total Leverage Ratio falls in the table below:

	Level I Total Leverage Ratio < 40%	Level II Total Leverage Ratio > 40% and < 45%	Level III Total Leverage Ratio > 45% and < 50%	Level IV Total Leverage Ratio > 50%
Revolving Loan Applicable Rate	1.45%	1.60%	1.80%	2.15%
Non-Extended Term Loan Applicable Rate	1.35%	1.50%	1.75%	2.10%
First Extended Term Loan Applicable Rate	1.25%	1.40%	1.65%	2.00%
Second Extended Term Loan Applicable Rate	1.25%	1.40%	1.65%	2.00%

(ii)    for Term Loans and Revolving Loans, the “ABR - Applicable Rate” shall be determined by the range into which the Total Leverage Ratio falls in the table below:

	Level I Total Leverage Ratio < 40%	Level II Total Leverage Ratio > 40% and < 45%	Level III Total Leverage Ratio > 45% and < 50%	Level IV Total Leverage Ratio > 50%
Revolving Loan Applicable Rate	0.45%	0.60%	0.80%	1.15%
Non-Extended Term Loan Applicable Rate	0.35%	0.50%	0.75%	1.10%
First Extended Term Loan Applicable Rate	0.25%	0.40%	0.65%	1.00%
Second Extended Term Loan Applicable Rate	0.25%	0.40%	0.65%	1.00%

For purposes of this clause (a), any increase or decrease in the Applicable Rate resulting from a change in the Total Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered in accordance with Section 5.01(d); provided that if such Compliance Certificate is not delivered in accordance with Section 5.01(d) and has not been delivered within thirty (30) days after notice from the Administrative Agent or the Required Lenders to the Borrower notifying the Borrower of the failure to deliver such Compliance Certificate on the date when due in accordance with Section 5.01(d), then the Applicable Rate shall be the percentage that would apply to the Level IV Ratio and it shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered. The Applicable Rate from the Second Amendment Effective Date until the delivery of the Compliance Certificate for the fiscal quarter ending December 31, 2018 shall be based on Level I.
If at any time the financial statements upon which the Applicable Rate was determined were incorrect (whether based on a restatement, fraud or otherwise), the Borrower shall be required to retroactively pay any additional amount that the Borrower would have been required to pay if such financial statements had been accurate at the time they were delivered.
(b)    From and after the Debt Rating Pricing Election Date, the Applicable Rates and the Facility Fee Rate shall be determined as follows:
(i)    for Revolving Loans, the “Facility Fee Rate” shall be determined solely by the Applicable Credit Ratings in the table below:

	Level I Applicable Credit Rating A-/A3 or higher	Level II Applicable Credit Rating BBB+ / Baa1	Level III Applicable Credit Rating BBB / Baa2	Level IV Applicable Credit Rating BBB- / Baa3	Level V Applicable Credit Rating Below BBB- / Baa3 or unrated
Facility Fee Rate	0.125%	0.15%	0.20%	0.25%	0.30%

(ii)    for Term Loans and Revolving Loans, the “Eurodollar - Applicable Rate” shall be determined solely by the Applicable Credit Ratings in the table below:

	Level I Applicable Credit Rating A-/A3 or higher	Level II Applicable Credit Rating BBB+ / Baa1	Level III Applicable Credit Rating BBB / Baa2	Level IV Applicable Credit Rating BBB- / Baa3	Level V Applicable Credit Rating Below BBB- / Baa3 or unrated
Revolving Loan Applicable Rate	0.85%	0.875%	1.00%	1.20%	1.55%
Non-Extended Term Loan Applicable Rate	0.90%	0.95%	1.10%	1.35%	1.75%
First Extended Term Loan Applicable Rate	0.85%	0.90%	1.00%	1.25%	1.65%
Second Extended Term Loan Applicable Rate	0.85%	0.90%	1.00%	1.25%	1.65%

(iii)    for Term Loans and Revolving Loans, the “ABR - Applicable Rate” shall be determined solely by the Applicable Credit Ratings in the table below:

	Level I Applicable Credit Rating A-/A3 or higher	Level II Applicable Credit Rating BBB+ / Baa1	Level III Applicable Credit Rating BBB / Baa2	Level IV Applicable Credit Rating BBB- / Baa3	Level V Applicable Credit Rating Below BBB- / Baa3 or unrated
Revolving Loan Applicable Rate	0.00%	0.00%	0.00%	0.20%	0.55%
Non-Extended Term Loan Applicable Rate	0.00%	0.00%	0.10%	0.35%	0.75%
First Extended Term Loan Applicable Rate	0.00%	0.00%	0.00%	0.25%	0.65%
Second Extended Term Loan Applicable Rate	0.00%	0.00%	0.00%	0.25%	0.65%

For purposes of this clause (b), if at any time the Company has two (2) Applicable Credit Ratings, the Applicable Rate and Facility Fee Rate shall be the rate per annum applicable to the highest Applicable Credit Rating; provided that if the highest Applicable Credit Rating and the lowest Applicable Credit Rating are more than one ratings category apart, the Applicable Rate and Facility Fee Rate shall be the rate per annum applicable to Applicable Credit Rating that is one ratings category below the highest Applicable Credit Rating. If at any time the Company has three (3) Applicable Credit Ratings, and such Applicable Credit Ratings are split, then: (A) if the difference between the highest and the lowest such Applicable Credit Ratings is one ratings category (e.g. Baa2 by Moody’s and BBB- by S&P or Fitch), the Applicable Rate and Facility Fee Rate shall be the rate per annum that would be applicable if the highest of the Applicable Credit Ratings were used; and (B) if the difference between such Applicable Credit Ratings is two ratings categories (e.g. Baa1 by Moody’s and BBB- by S&P or Fitch) or more, the Applicable Rate and Facility Fee Rate shall be the rate per annum that would be applicable if the average of the two (2) highest Applicable Credit Ratings were used, provided that if such average is not a recognized rating category, then the Applicable Rate and Facility Fee Rate shall be the rate per annum that would be applicable if the second highest Applicable Credit Rating of the three were used. If at any time the Company has only one Applicable Credit Rating (and such Credit Rating is from Moody’s or S&P), the Applicable Rate and Facility Fee Rate shall be the rate per annum applicable to such Applicable Credit Rating. If the Company does not have an Applicable Credit Rating from either Moody’s or S&P, the Applicable Rate and Facility Fee Rate shall be the rate per annum applicable to an Applicable Credit Rating of “below BBB-/Baa3 or unrated” in the tables above.

Each change in the Applicable Rate and Facility Fee Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of Moody’s, S&P or Fitch shall change, or if such rating agency shall cease to be in the business of rating corporate debt obligations, the Borrower and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Rate and Facility Fee Rate shall be determined by reference to the rating most recently in effect prior to such change or cessation.

Any adjustment in the Applicable Rate shall be applicable to all existing Loans.”
“‘Class’, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing are Revolving Loans, First Extended Term Loans, Second Extended Term Loans or Non-Extended Term Loans.”

“‘Maturity Date’ means the Revolving Maturity Date, the First Extended Term Loan Maturity Date, the Second Extended Term Loan Maturity Date, or the Non-Extended Term Loan Maturity Date, as the context may require.”

“‘Term Loan’ means a Loan made pursuant to Section 2.01(b) and Section 2.03, and includes any New Term Loans made pursuant to Section 2.04, Extended Term Loans and Non-Extended Term Loans.”

(ii)    Each of the following definitions is hereby added to Section 1.01 of the Credit Agreement in alphabetical order as follows:
“‘Amendment No. 2’ means Amendment No. 2 to Amended and Restated Revolving Credit and Term Loan Agreement dated as of December 13, 2018 among the Borrower, the Guarantors party thereto, the Lenders party thereto and the Administrative Agent.”
“‘Beneficial Ownership Certification’ means a certification regarding beneficial ownership or control as required by the Beneficial Ownership Regulation.”
“‘Beneficial Ownership Regulation’ means § 31 C.F.R. 1010.230.”
“‘Extended Term Loans’ means all Term Loans designated as “First Extended Term Loans” and “Second Extended Term Loans” pursuant to Amendment No. 2.”
“‘Extending Term Loan Lenders’ means all Lenders with an outstanding Extended Term Loan.”
“‘First Extended Term Loan Maturity Date’ means November 9, 2023.”
“‘First Extended Term Loans’ means all Term Loans designed as “First Extended Term Loans” pursuant to Amendment No. 2. As of the Second Amendment Effective Date, the aggregate outstanding principal amount of First Extended Term Loans is $150,000,000.”
“‘First Extending Term Loan Lenders’ means all Lenders with an outstanding First Extended Term Loan.”
“‘IBA’ has the meaning assigned to such term in Section 1.05.”
“‘Interest Period’ means with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one (1), three (3) or six (6) months thereafter, as the Borrower may elect; provided that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, in the case of a Eurodollar Borrowing only, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (ii) any Interest Period pertaining to a Eurodollar Borrowing that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period, and (iii) the initial Interest Period for each of the First Extended Term Loans and Second Extended Term Loans may end during an irregular Interest Period as mutually agreed to by Administrative Agent and the Borrower. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and, in the case of a Revolving Borrowing, thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.”
“‘Non-Extended Term Loans’ means all Term Loans designated as “Non-Extended Term Loans” pursuant to Amendment No. 2. As of the Second Amendment Effective Date, the aggregate outstanding principal amount of Non-Extended Term Loans is $150,000,000.”
“‘Non-Extending Term Loan Lenders’ means all Lenders with an outstanding Non-Extended Term Loan.”
“‘Non-Extended Term Loan Maturity Date’ means November 9, 2022.”
“‘Second Amendment Effective Date’ has the meaning assigned thereto in the Amendment No. 2.”
“‘Second Extended Term Loan Maturity Date’ means March 9, 2024.”
“‘Second Extended Term Loans’ means all Term Loans designed as “Second Extended Term Loans” pursuant to Amendment No. 2. As of the Second Amendment Effective Date, the aggregate outstanding principal amount of Second Extended Term Loans is $100,000,000.”
“‘Second Extending Term Loan Lenders’ means all Lenders with an outstanding Second Extended Term Loan.”
“‘Term Facility’ means the Term Loan Commitments, the Term Loans made thereunder, and any applicable Class of Term Loans.”
(iii)    The definition of “Eligible Unencumbered Real Property Asset” in Section 1.01 of the Credit Agreement is hereby amended by amending and restating clause (m) of such definition in its entirety as follows:
“(m)    Beginning on November 9, 2019, the inclusion of such Real Property Asset as an Eligible Unencumbered Real Property Asset shall not result in more than twenty percent (20%) of the aggregate Property Capitalization Values of the Eligible Unencumbered Real Property Assets being located in any single standard metropolitan statistical area.”
(iv)    The Credit Agreement is hereby amended by adding a new Section 1.05 after Section 1.04, set forth in its entirety as follows:
“Section 1.05 Interest Rates; LIBOR Notification. The interest rate on Eurodollar Loans is determined by reference to the LIBO Rate, which is derived from the London interbank offered rate. The London interbank offered rate is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. In July 2017, the U.K. Financial Conduct Authority announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions to the ICE Benchmark Administration (together with any successor to the ICE Benchmark Administrator, the “IBA”) for purposes of the IBA setting the London interbank offered rate. As a result, it is possible that commencing in 2022, the London interbank offered rate may no longer be available or may no longer be deemed an appropriate reference rate upon which to determine the interest rate on Eurodollar Loans. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of the London interbank offered rate. In the event that the London interbank offered rate is no longer available or in certain other circumstances as set forth in Section 2.13(b) of this Agreement, such Section 2.13(b) provides a mechanism for determining an alternative rate of interest. The Administrative Agent will notify the Borrower, pursuant to Section 2.13, in advance of any change to the reference rate upon which the interest rate on Eurodollar Loans is based. However, the Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to the London interbank offered rate or other rates in the definition of “LIBO Rate” or with respect to any alternative or successor rate thereto, or replacement rate thereof, including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate, as it may or may not be adjusted pursuant to Section 2.13(b), will be similar to, or produce the same value or economic equivalence of, the LIBO Rate or have the same volume or liquidity as did the London interbank offered rate prior to its discontinuance or unavailability.”
(v)    The Credit Agreement is hereby amended by adding a new Section 1.06 after Section 1.05, set forth in its entirety as follows:
“Section 1.06.     Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.”
(vi)    Section 2.04 of the Credit Agreement is hereby amended to replace the reference therein to “the Term Loan Maturity Date” with the “the Second Extended Term Loan Maturity Date”.
(vii)    Section 2.09(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(a)    The Borrower hereby unconditionally promises to pay (i) to the Administrative Agent for the account of each Revolving Lender, the then unpaid principal amount of each Revolving Loan on the Revolving Maturity Date, (ii) to the Administrative Agent for the account of each Non-Extending Term Loan Lender, the then unpaid principal amount of each Non-Extended Term Loan on the Non-Extended Term Loan Maturity Date, (iii) to the Administrative Agent for the account of each First Extending Term Loan Lender, the then unpaid principal amount of each First Extended Term Loan on the First Extended Term Loan Maturity Date; and (iv) to the Administrative Agent for the account of each Second Extending Term Loan Lender, the then unpaid principal amount of each Second Extended Term Loan on the Second Extended Term Loan Maturity Date.”

(viii)    Section 2.13 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(a)    If prior to the commencement of any Interest Period for a Eurodollar Borrowing:
(i)    the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate, as applicable (including because the LIBO Screen Rate is not available or published on a current basis), for such Interest Period; or
(ii)    the Administrative Agent is advised by the Required Facility Lenders under a particular Facility that the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing under such Facility for such Interest Period;
then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone, telecopy, or electronic mail as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (A) any Interest Election Request that requests the conversion of any Borrowing under such Facility to, or continuation of any Borrowing under such Facility as, a Eurodollar Borrowing shall be ineffective and (B) subject to clause (b) below, if any Borrowing Request requests a Eurodollar Borrowing in dollars, such Borrowing shall be made as an ABR Borrowing; provided that if the circumstances giving rise to such notice affect only one Class of Borrowings, then the other Class of Borrowings shall be permitted.
(b)    If at any time the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (i) the circumstances set forth in clause (a)(i) have arisen and such circumstances are unlikely to be temporary or (ii) the circumstances set forth in clause (a)(i) have not arisen but either (w) the supervisor for the administrator of the LIBO Screen Rate has made a public statement that the administrator of the LIBO Screen Rate is insolvent (and there is no successor administrator that will continue publication of the LIBO Screen Rate), (x) the administrator of the LIBO Screen Rate has made a public statement identifying a specific date after which the LIBO Screen Rate will permanently or indefinitely cease to be published by it (and there is no successor administrator that will continue publication of the LIBO Screen Rate), (y) the supervisor for the administrator of the LIBO Screen Rate has made a public statement identifying a specific date after which the LIBO Screen Rate will permanently or indefinitely cease to be published or (z) the supervisor for the administrator of the LIBO Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which the LIBO Screen Rate may no longer be used for determining interest rates for loans, then the Administrative Agent and the Borrower shall endeavor to establish an alternate rate of interest to the LIBO Rate that gives due consideration to the then prevailing market convention for determining a rate of interest for syndicated loans in the United States at such time, and shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable (but for the avoidance of doubt, such related changes shall not include a reduction of the Applicable Rate); provided that, other than with respect to the amount of the Term Facility that is hedged, as represented to the Administrative Agent and the Lenders in writing by the Borrower, if such alternate rate of interest as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. Notwithstanding anything to the contrary in Section 9.02, such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five (5) Business Days of the date notice of such alternate rate of interest is provided to the Lenders, a written notice from the Required Lenders stating that such Required Lenders object to such amendment. Until an alternate rate of interest shall be determined in accordance with this clause (b) (but, in the case of the circumstances described in clause (ii)(w), clause (ii)(x) or clause (ii)(y) of the first sentence of this Section 2.13(b), only to the extent the LIBO Screen Rate for such Interest Period is not available or published at such time on a current basis), (x) any Interest Election Request that requests the conversion of any Revolving Borrowing to, or continuation of any Revolving Borrowing as, a Eurodollar Borrowing shall be ineffective and (y) if any Borrowing Request requests a Eurodollar Revolving Borrowing, such Borrowing shall be made as an ABR Borrowing.”
(ix)    Section 5.01 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (e), replacing the period at the end of clause (f) with “; and”, adding a new clause (g) set forth in its entirety as follows:
“(g)    information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act and the Beneficial Ownership Regulation.”
(x)    Section 5.02 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (d), replacing the period at the end of clause (e) with “; and”, and adding a new clause (f) set forth in its entirety as follows:
“(f)     any change in the information provided in the Beneficial Ownership Certification delivered to such Lender that would result in a change to the list of beneficial owners identified in such certification.”
SECTION 2. ESTABLISHMENT OF EXTENSION AMENDMENT.
(i)    On the Second Amendment Effective Date (as defined below), the Borrower and each Lender party hereto hereby agree that (A) a Class of Extended Loans titled “Extended Term Loans” and a Class of Non-Extended Loans titled “Non-Extended Term Loans” are hereby established, (B) the Class of “Extended Term Loans” is further subdivided into the “First Extended Term Loans” and the “Second Extended Term Loans”, (C) the execution of this Amendment by each Lender party hereto constitutes acceptance by such Lender to the establishment of such Classes, (D) each Lender set forth on Schedule I hereto with a First Extended Term Loan shall be deemed to have automatically converted such portion of the principal amount of its outstanding Term Loans to First Extended Term Loans set forth on Schedule I hereto in an aggregate principal amount set forth on Schedule I hereto opposite such Lender’s name, (E) each Lender set forth on Schedule I hereto with a Second Extended Term Loan shall be deemed to have automatically converted such portion of the principal amount of its outstanding Term Loans to Second Extended Term Loans set forth on Schedule I hereto in an aggregate principal amount set forth on Schedule I hereto opposite such Lender’s name, (F) the Term Loans of all Lenders not converted to Extended Term Loans are Non-Extended Term Loans, (G) except with respect to the Maturity Date and the Applicable Rate, and as expressly provided in Section 2.21 of the Credit Agreement, the terms of Extended Term Loans and the Non-Extended Term Loans shall be identical; and (H) after giving pro forma effect to the Extended Loans, any break funding payments or prepayment fees payable under Section 2.15 of the Credit Agreement with respect to the conversion of the outstanding Term Loans to the First Extended Term Loans and Second Extended Term Loans, as applicable, are hereby waived in their entirety.
(ii)    The aggregate principal amount of the Non-Extended Term Loans and the aggregate principal amount of the Extended Term Loans, as of the Second Amendment Effective Date, is set forth on Schedule I attached hereto.
(iii)    The Borrower hereby agrees to pay to the Administrative Agent, for the account of each Extending Lender set forth on Schedule I hereto an extension fee (“Extension Fee”) in the amount of 0.125% multiplied by the aggregate principal outstanding amount of such Extending Lender’s Extended Term Loans as of the Second Amendment Effective Date. The Extension Fee shall be fully earned and payable on the Second Amendment Effective Date. Once paid, the Extension Fee or any part thereof payable hereunder shall not be refundable under any circumstances.
SECTION 3. CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS AMENDMENT. This Amendment will become effective on the date (such date, the “Second Amendment Effective Date”) the following conditions are satisfied or waived:
(i)    Receipt by the Administrative Agent of:
(A)    executed signature pages to this Amendment from (1) the Borrower, (2) the Guarantors, (3) the Extending Term Loan Lenders, (4) the Required Lenders; and (5) the Required Facility Lenders; and
(B)    copies, certified by a Secretary or Assistant Secretary of each Loan Party of the resolutions (and resolutions of other bodies, if any are reasonably deemed necessary by counsel for the Administrative Agent) authorizing the transactions contained herein.
(ii)     Receipt by the Administrative Agent of the Extension Fee pursuant to Section 2, part (iii) hereof and all reasonable and documented out-of-pocket costs and expenses incurred by the Administrative Agent (including but not limited to reasonable and documented legal fees and expenses) in connection with this Amendment and receipt by the Administrative Agent of evidence of receipt of all other applicable fees payable on the Second Amendment Effective Date. All fees paid hereunder (including the Extension Fee) shall be nonrefundable, paid in immediately available funds, and shall not be subject to reduction by way of setoff, counterclaim or otherwise.
(iii)    No Default or Event of Default exists on the date of the Extension Request or on the Second Amendment Effective Date.
(iv)    To the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, at least five (5) days prior to the Second Amendment Effective Date, any Lender that has requested, in a written notice to the Borrower at least ten (10) days prior to the Second Amendment Effective Date, a Beneficial Ownership Certification in relation to the Borrower, shall have received such Beneficial Ownership Certification (provided that, upon the execution and delivery by such Lender of its signature page to this Amendment, the condition set forth in this clause shall be deemed to be satisfied).
SECTION 1.    REPRESENTATIONS AND WARRANTIES OF THE BORROWER. In order to induce the Administrative Agent and the Lenders party hereto to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Lenders that the following statements are true, correct and complete:
(i)    the execution and delivery of this Amendment is within the Borrower’s partnership powers and has been duly authorized by all necessary partnership or other organizational action on the part of the Borrower;
(ii)    the execution and delivery of this Amendment (a) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will not violate any applicable law or regulation or the charter or any order, judgment or decree of any Governmental Authority, by-laws or other organizational documents of the Borrower or any of its Subsidiaries, (c) will not violate or result in a default under any material indenture, loan agreement, credit agreement, promissory note, letter of credit or other agreement binding upon the Borrower or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Subsidiaries, and (d) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries (other than Liens created under the Loan Documents);
(iii)    this Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;
(iv)    the representations and warranties made or deemed made by the Loan Parties in the Credit Agreement are true and correct in all material respects (other than any representation or warranty qualified as to “materiality”, “Material Adverse Effect” or similar language, which shall be true and correct in all respects) as of the date hereof except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Loan Documents;
(v)    no Default or Event of Default has occurred and is continuing; and
(vi)    as of the Second Amendment Effective Date, to the best knowledge of the Borrower, the information included in the Beneficial Ownership Certification provided on or prior to the Second Amendment Effective Date to any Lender in connection with this Agreement is true and correct in all respects.
SECTION 2.    ACKNOWLEDGEMENT, AGREEMENT AND CONSENT AND REPRESENTATIONS AND WARRANTIES OF THE GUARANTORS.
(i)    Each of the Guarantors has read this Amendment and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Guarantor, as applicable, under the Guaranty and each of the other Loan Documents to which such Guarantor is a party shall not be impaired, and the Guaranty and the other Loan Documents to which such Guarantor is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.
(ii)    Each of the Guarantors and the Borrower hereby acknowledges and agrees that the Obligations guaranteed under the Guaranty will include all Obligations under, and as defined in, the Credit Agreement as amended by this Amendment.
(iii)    Each of the Guarantors acknowledges and agrees that (i) such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.
SECTION 3.    MISCELLANEOUS.
(i)    Reference to and Effect on the Loan Documents.
(A)     On and after the date hereof, each reference in any Loan Document to any Loan Document amended hereby shall mean and be a reference to such Loan Document as amended by this Amendment.
(B)    Except as specifically amended by this Amendment, each of the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
(C)    The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent, the Issuing Banks or any Lender under the Credit Agreement or any of the other Loan Documents.
(D)    This Amendment shall constitute a Loan Document and a “Loan Extension Amendment” pursuant to Section 2.21 of the Credit Agreement.
(ii)    Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.
(iii)    Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
(iv)    Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment shall become effective on the date first written above upon the Administrative Agent’s receipt of counterparts of this Amendment duly executed by the Borrower, the Guarantors and the Lenders.
(v)    Notice. This Amendment (and the posting hereof or similar dissemination to Lenders) constitutes the Extension Request contemplated by Section 2.21(b) of the Credit Agreement.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.
FOUR CORNERS OPERATING
PARTNERSHIP, LP
By: FOUR CORNERS GP, LLC, its general partner

By: /s/ Gerald Morgan
Name:    Gerald Morgan
Title:    President

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By: /s/ Mindy R. Ginsburg
Name:    Mindy R. Ginsburg
Title:    Vice President

SOLELY WITH RESPECT TO THE ACCEPTANCE OF THE EXTENDED
TERM LOANS:

JPMORGAN CHASE BANK, N.A.,
as Lender

By: /s/ Mindy R. Ginsburg
Name:    Mindy R. Ginsburg
Title:    Vice President

BANK OF AMERICA, N.A, as Lender

By: /s/ Will T. Bowers, Jr.
Name:    Will T. Bowers, Jr.
Title:    Senior Vice President

U.S. BANK NATIONAL ASSOCIATION,
as Lender

By: /s/ Steven L. Sawyer
Name:    Steven L. Sawyer
Title:    Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Lender

By: /s/ Darcy McLaren
Name:    Darcy McLaren
Title:    Director

FIFTH THIRD BANK,
as Lender

By: /s/ John A. Marian
Name:    John A. Marian
Title:    Managing Director

GOLDMAN SACHS BANK USA,
as Lender

By: /s/ Annie Carr
Name:    Annie Carr
Title:    Authorized Signatory

RAYMOND JAMES BANK, N.A.,
as Lender

By: /s/ Matt Stein
Name:    Matt Stein
Title:    Senior Vice President

MORGAN STANLEY BANK, N.A.,
as Lender

By: /s/ Michael King
Name:    Michael King
Title:    Authorized Signatory

SEASIDE NATIONAL BANK & TRUST,
as Lender

By: /s/ Todd A. Smith
Name:    Todd A. Smith
Title:    Client Advisor
SOLELY WITH RESPECT TO THE APPROVAL OF THE AMENDMENTS TO THE CREDIT AGREEMENT:

JPMORGAN CHASE BANK, N.A.,
as Lender

By: /s/ Mindy R. Ginsburg
Name:    Mindy R. Ginsburg
Title:    Vice President

BANK OF AMERICA, N.A., as Lender

By: /s/ Will T. Bowers, Jr.
Name:    Will T. Bowers, Jr.
Title:    Senior Vice President

U.S. BANK NATIONAL ASSOCIATION,
as Lender

By: /s/ Steven L. Sawyer
Name:    Steven L. Sawyer
Title:    Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Lender

By: /s/ Darcy McLaren
Name:    Darcy McLaren
Title:    Director

FIFTH THIRD BANK,
as Lender

By: /s/ John A. Marian
Name:    John A. Marian
Title:    Managing Director

GOLDMAN SACHS BANK USA,
as Lender

By: /s/ Annie Carr
Name:    Annie Carr
Title:    Authorized Signatory

RAYMOND JAMES BANK, N.A.,
as Lender

By: /s/ Matt Stein
Name:    Matt Stein
Title:    Senior Vice President

MORGAN STANLEY BANK, N.A.,
as Lender

By: /s/ Michael King
Name:    Michael King
Title:    Authorized Signatory

SEASIDE NATIONAL BANK & TRUST,
as Lender

By: /s/ Todd A. Smith
Name:    Todd A. Smith
Title:    Client Advisor

SOLELY WITH RESPECT TO THE APPROVAL OF THE AMENDMENTS TO THE CREDIT AGREEMENT:
MEGA INTERNATIONAL COMMERCIAL BANK, CO., LTD., SILICON VALLEY BRANCH
as Lender

By: /s/ Nian Tzy Yeh
Name:    Nian Tzy Yeh
Title:    SVP & General Manager
BARCLAYS BANK PLC,
as Lender

By: /s/ Jake Lam
Name:    Jake Lam
Title:    Assistant Vice President

Each of the undersigned Guarantors hereby acknowledges, agrees and consents to the foregoing Amendment.
FOUR CORNERS PROPERTY TRUST, INC.,
a Maryland corporation

By: /s/ Gerald R. Morgan
Name:    Gerald R. Morgan
Title:    Chief Financial Officer

FOUR CORNERS GP, LLC,
a Delaware limited liability company

By: /s/ Gerald R. Morgan
Name:    Gerald R. Morgan
Title:    President and Treasurer

Schedule I

Term Loan Lenders	Non-Extended Term Loans	First Extended Term Loans	Second Extended Term Loans
JPMorgan Chase Bank, N.A.	$11,953,125.00	$25,734,375.00	$17,156,250.00
Bank of America, N.A.	$11,953,125.00	$25,734,375.00	$17,156,250.00
U.S. Bank National Association	$16,203,125.00	$27,000,000.00	$17,500,000.00
Wells Fargo Bank, National Association	$22,031,250.00	$22,031,250.00	$14,687,500.00
Fifth Third Bank	$10,062,500.00	$15,500,000.00	$11,000,000.00
Goldman Sachs Bank USA	$7,968,750.00	$13,500,000.00	$9,000,000.00
Raymond James Bank, N.A.	$6,875,000.00	$10,500,000.00	$7,000,000.00
Morgan Stanley Bank, N.A.	$3,560,169.75	$6,000,000.00	$4,000,000.00
Seaside National Bank & Trust	$2,640,625.00	$4,000,000.00	$2,500,000.00
Woodforest National Bank	$20,000,000.00	N/A	N/A
Mega International Commercial Bank Co. Ltd.	$15,000,000.00	N/A	N/A
Metropolitan Life Insurance Company	$14,843,750.00	N/A	N/A
American Savings Bank, F.S.B.	$6,908,580.25	N/A	N/A